UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2022

Outset Medical, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39513	20-0514392
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3052 Orchard Dr., San Jose, California		95134
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (669) 231-8200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	OM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Result of Operations and Financial Condition.

On February 16, 2022, Outset Medical, Inc. (the “Company”) issued a press release and will hold its fourth quarter and full year 2021 earnings conference call announcing the Company’s financial results for the quarter and year ended December 31, 2021. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference. In connection with the earnings conference call, the Company posted an investor presentation on the Investors section of its website at www.outsetmedical.com. A copy of the investor presentation is furnished herewith as Exhibit 99.2 and incorporated herein by reference.

The information contained in this Item 2.02 and Exhibits 99.1 and 99.2 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, (the “Securities Act”) or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 7.01 Regulation FD Disclosure.

In addition to announcing financial results as discussed above, the Company’s press release issued on February 16, 2022, also announced that its Board of Directors (the “Board”) appointed Leslie Trigg to serve as Chair of the Board, in addition to her ongoing role as the Company’s President and Chief Executive Officer. The Company also announced that former Chair of the Board, D. Keith Grossman, continues to serve on the Board and has been appointed as Lead Independent Director by the independent members of the Board. A copy of the Company’s press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

The information contained in this Item 7.01 and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release entitled “Outset Medical Reports Fourth Quarter and Full Year 2021 Financial Results” dated February 16, 2022
99.2	Investor Presentation dated February 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Outset Medical, Inc.

Date: February 16, 2022	By:	/s/Nabeel Ahmed
Nabeel Ahmed
Chief Financial Officer